Business Acquisitions	12 Months Ended
Dec. 31, 2015
Business Acquisitions [Abstract]
Business Acquisitions
Note 4 – Business Acquisitions

2015 Acquisition

Atlas Mergers

On February 27, 2015, Targa completed the transactions contemplated by the Agreement and Plan of Merger, dated as of October 13, 2014 (the “ATLS Merger Agreement”), by and among (i) Targa, Targa GP Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Targa (“GP Merger Sub”), ATLS and Atlas Energy GP, LLC, a Delaware limited liability company and the general partner of ATLS (“ATLS GP”), and (ii) Targa and the Partnership completed the transactions contemplated by the Agreement and Plan of Merger (the “APL Merger Agreement” and, together with the ATLS Merger Agreement, the “Atlas Merger Agreements”) by and among Targa, the Partnership, the Partnership’s general partner, Trident MLP Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“MLP Merger Sub”), ATLS, APL and Atlas Pipeline Partners GP, LLC, a Delaware limited liability company and the general partner of APL (“APL GP”). Pursuant to the terms and conditions set forth in the ATLS Merger Agreement, GP Merger Sub merged (the “ATLS merger”) with and into ATLS, with ATLS continuing as the surviving entity and as a subsidiary of Targa. Pursuant to the terms and conditions set forth in the APL Merger Agreement, MLP Merger Sub merged (the “APL merger” and, together with the ATLS merger, the “Atlas mergers”) with and into APL, with APL continuing as the surviving entity and as a subsidiary of the Partnership. While the Atlas mergers were two separate legal transactions, for GAAP reporting purposes, they are viewed as a single integrated transaction.

In connection with the Atlas mergers, APL changed its name to “Targa Pipeline Partners LP,” which we refer to as TPL, and ATLS changed its name to “Targa Energy LP.”

In addition, prior to the completion of the Atlas mergers, ATLS, pursuant to a separation and distribution agreement entered into by and among ATLS, ATLS GP and Atlas Energy Group, LLC, a Delaware limited liability company (“AEG”), on February 27, 2015, (i) transferred its assets and liabilities other than those related to its “Atlas Pipeline Partners” segment, to AEG and (ii) effected a pro rata distribution to the ATLS unitholders of AEG common units representing a 100% interest in AEG (collectively, the “Spin-Off” and, together with the Atlas mergers, the “Atlas Transactions”).

On February 27, 2015, the Partnership Agreement was amended to provide for the issuance of a special general partner interest in the Partnership (the “Special GP Interest”) representing the contribution to the Partnership of the APL GP interest acquired in the ATLS merger totaling $1.6 billion. The Special GP Interest is not entitled to current distributions or allocations of net income or loss, and has no voting rights or other rights except for the limited right to receive deductions attributable to the contribution of APL GP and the right to distributions in liquidation.

The Partnership acquired all of the outstanding units of APL for a total purchase price of approximately $5.3 billion (including $1.8 billion of acquired debt and all other assumed liabilities). Of the $1.8 billion of debt acquired and other liabilities assumed, approximately $1.2 billion of the acquired debt was tendered and settled upon the closing of the Atlas mergers via the Partnership’s January 2015 cash tender offers. These tender offers were in connection with, and conditioned upon, the consummation of the merger with APL. The merger with APL, however, was not conditioned on the consummation of the tender offers. On that same date, we acquired ATLS for a total purchase price of approximately $1.6 billion (including all assumed liabilities).

Pursuant to the APL Merger Agreement, Targa agreed to cause the general partner of the Partnership to amend the Partnership’s Partnership Agreement, which we refer to as the IDR Giveback Amendment, in order to reduce aggregate distributions to us, as the holder of the Partnership’s IDRs, by (a) $9,375,000 per quarter during the first four quarters following the APL merger, (b) $6,250,000 per quarter for the next four quarters, (c) $2,500,000 per quarter for the next four quarters and (d) $1,250,000 per quarter for the next four quarters, with the amount of such reductions to be distributed pro rata to the holders of the Partnership’s outstanding common units.

TPL is a provider of natural gas gathering, processing and treating services primarily in the Anadarko, Arkoma and Permian Basins located in the southwestern and mid-continent regions of the United States and in the Eagle Ford Shale play in south Texas. The Atlas mergers add TPL’s Woodford/SCOOP, Mississippi Lime, Eagle Ford and additional Permian assets to the Partnership’s existing operations. In total, TPL adds 2,053 MMcf/d of processing capacity and 12,220 miles of additional pipeline. The operating results of TPL are reported in our Gathering and Processing segment.

The APL merger was a unit-for-unit transaction with an exchange ratio of 0.5846 of the Partnership’s common units (the “APL Unit Consideration”) and $1.26 in cash for each APL common unit (the “APL Cash Consideration” and, with the APL Unit Consideration, the “APL Merger Consideration”), a $128.0 million total cash payment, of which $0.6 million was expensed at the acquisition date as the cash payment representing accelerated vesting of a portion of retained employees’ APL phantom awards. The Partnership issued 58,614,157 of its common units and awarded 629,231 replacement phantom unit awards with a combined value of approximately $2.6 billion as consideration for the APL merger (based on the $43.82 closing market price of a common unit on the NYSE on February 27, 2015). The cash component of the APL merger also included $701.4 million for the mandatory repayment and extinguishment at closing of the APL Senior Secured Revolving Credit Facility that was to mature in May 2017 (the “APL Revolver”), $28.8 million of payments related to change of control and $6.4 million of cash paid in lieu of unit issuances in connection with settlement of APL equity awards for AEG employees. In March 2015, we contributed $52.4 million to the Partnership to maintain our 2% general partner interest.

In addition, pursuant to the APL Merger Agreement, APL exercised its right under the certificate of designations of the APL 8.25% Class E cumulative redeemable perpetual preferred units (“Class E Preferred Units”) to redeem the APL Class E Preferred Units immediately prior to the effective time of the APL merger.

The ATLS merger was a stock-for-unit transaction with an exchange ratio of 0.1809 of Targa common stock, par value $0.001 per share (the “ATLS Stock Consideration”), and $9.12 in cash for each ATLS common unit (the ATLS Cash Consideration” and, with the ATLS Stock Consideration, the “ATLS Merger Consideration”), (a $514.7 million total cash payment). We issued 10,126,532 of our common shares and awarded 81,740 replacement restricted stock units with a combined value of approximately $1.0 billion for the ATLS merger (based on the $99.58 closing market price of a TRC common share on the NYSE on February 27, 2015). The cash component of the ATLS merger also included approximately $149.2 million of payments related to change of control and cash settlements of equity awards, $88.0 million for repayment of a portion of ATLS outstanding indebtedness and $11.0 million for reimbursement of certain transaction expenses. Approximately $4.5 million of the one-time cash payments and cash settlements of equity awards, which represent accelerated vesting of a portion of retained employees’ ATLS phantom units, were expensed at the acquisition date.

ATLS owned, directly and indirectly, 5,754,253 APL common units immediately prior to closing. Our acquisition of ATLS resulted in our acquiring these common units (converted to 3,363,935 Partnership common units) valued at approximately $147.4 million (based on the $43.82 closing market price of a Partnership common unit on the NYSE on February 27, 2015) and the right to receive the units’ one-time cash payment of approximately $7.3 million, which reduced the consolidated purchase price by approximately $154.7 million.

All outstanding ATLS equity awards, whether vested or unvested, were adjusted in connection with the Spin-Off on the terms and conditions set forth in an Employee Matters Agreement entered into by ATLS, ATLS GP and AEG on February 27, 2015. Following the Spin-Off-related adjustment and at the effective time of the ATLS merger, each outstanding ATLS option and ATLS phantom unit award, whether vested or unvested, held by a person who became an employee of AEG became fully vested (to the extent not vested) and was cancelled and converted into the right to receive the ATLS Merger Consideration in respect of each ATLS common unit underlying the ATLS option or phantom unit award (in the case of options, net of the applicable exercise price). Each outstanding vested ATLS option held by an employee of APL who became an employee of the Company in connection with the Atlas Transactions (a “Midstream Employee”) was cancelled and converted into the right to receive the ATLS Merger Consideration in respect of each ATLS common unit underlying the vested ATLS option, net of the applicable exercise price. Each outstanding unvested ATLS option and each outstanding ATLS phantom unit award held by a Midstream Employee was cancelled and converted into the right to receive (1) the ATLS Cash Consideration in respect of each ATLS common unit underlying such ATLS option or phantom unit award and (2) a TRC restricted stock unit award with respect to a number of shares of TRC Common Stock equal to the product of the ATLS Stock Consideration multiplied by the number of ATLS common units underlying such ATLS option or phantom unit award (in the case of options, net of the applicable exercise price).

In connection with the APL merger, each outstanding APL phantom unit award held by an employee of AEG became fully vested and was cancelled and converted into the right to receive the APL Merger Consideration in respect of each APL common unit underlying the APL phantom unit award. Each outstanding APL phantom unit award held by a Midstream Employee was cancelled and converted into the right to receive (1) the APL Cash Consideration in respect of each APL common unit underlying such APL phantom unit award and (2) a Partnership phantom unit award with respect to a number of the Partnership’s common units equal to the product of the APL Unit Consideration multiplied by the number of APL common units underlying such APL phantom unit award.

The acquired business contributed revenues of $1,459.3 million and a net loss of $30.1 million to the Company for the period from February 27, 2015 to December 31, 2015, and is reported in our Gathering and Processing segment. In 2015, we incurred $27.3 million of acquisition-related costs. These expenses are included in other expense in our Consolidated Statements of Operations for the year ended December 31, 2015.

Pro Forma Impact of Atlas Mergers on Consolidated Statements of Operations

The following summarized unaudited pro forma Consolidated Statement of Operations information for the year ended December 31, 2015 and December 31, 2014 assumes that the Partnership’s acquisition of APL and our acquisition of ATLS had occurred as of January 1, 2014. We prepared the following summarized unaudited pro forma financial results for comparative purposes only. The summarized unaudited pro forma financial results may not be indicative of the results that would have occurred if we had completed these acquisitions as of January 1, 2014, or that the results that will be attained in the future.

	Pro Forma Results for the Year Ended
	December 31, 2015	December 31, 2014
Revenues	$6,947.3	$11,449.3
Net income (loss)	(169.6)	532.8

The pro forma consolidated results of operations amounts have been calculated after applying our accounting policies, and making adjustments to:

•	Reflect the change in amortization expense resulting from the difference between the historical balances of APL’s intangible assets, net, and the fair value of intangible assets acquired.

•	Reflect the change in depreciation expense resulting from the difference between the historical balances of APL’s property, plant and equipment, net, and the fair value of property, plant and equipment acquired.

•	Reflect the change in interest expense resulting from our financing activities directly related to the Atlas mergers as compared with APL’s historical interest expense.

•	Reflect the changes in stock-based compensation expense related to the fair value of the unvested portion of replacement Partnership Long Term Incentive Plan (“LTIP”) awards which were issued in connection with the acquisition to APL phantom unitholders who continue to provide service as Targa employees following the completion of the APL merger.

•	Remove the results of operations attributable to APL businesses sold during the periods: (1) the May 2014 sale of APL’s 20% interest in West Texas LPG Pipeline Limited Partnership and (2) the February 2015 transfer to Atlas Resource Partners, L.P of 100% of APL’s interest in gas gathering assets located in the Appalachian Basin of Tennessee.

•	Exclude $27.3 million of acquisition-related costs incurred in 2015 from pro forma net income for the year ended December 31, 2015. Pro forma net income for the year ended December 31, 2014 was adjusted to include these charges.

•	Conform to our accounting policy, we also adjusted APL’s revenues to report plant sales of Y-grade at contractual net values rather than grossed up for transportation and fractionation deduction factors.

The following table summarizes the consideration transferred to acquire ATLS and APL:

Fair Value of Consideration Transferred:
Cash paid, net of cash acquired (1):
TRC	$745.7
TRP	828.7
Common shares of TRC	1,008.5
Replacement restricted stock units awarded (2)	5.2
Common units of TRP	2,421.1
Replacement phantom units awarded (2)	15.0

Total	$5,024.2

(1)	Net of cash acquired of $40.8 million.
(2)	The fair value of consideration transferred in the form of replacement restricted stock unit awards and replacement phantom unit awards represent the allocation of the fair value of the awards to the pre-combination service period. The fair value of the awards associated with the post-combination service period will be recognized over the remaining service period of the award.

As of February 27, 2015, our fair value determination related to the Atlas mergers was as follows.

Fair value determination:	February 27, 2015
Trade and other current receivables, net	$181.1
Other current assets	24.4
Assets from risk management activities	102.1
Property, plant and equipment	4,616.9
Investments in unconsolidated affiliates	214.5
Intangible assets	1,354.9
Other long-term assets	5.5
Current liabilities	(259.3)
Long-term debt	(1,573.3)
Deferred income tax liabilities, net	(13.6)
Other long-term liabilities	(119.1)

Total identifiable net assets	4,534.1

Noncontrolling interest in subsidiaries	(216.9)
Goodwill	707.0

Total fair value consideration transferred	$5,024.2

During the three months ended June 30, 2015, we recorded measurement-period adjustments to our acquisition date fair values due to the refinement of our valuation models, assumptions and inputs. As a result, the Consolidated Statement of Operations for the three months ended March 31, 2015 was retrospectively adjusted for the impact of measurement-period adjustments to property, plant and equipment, intangible assets, and investment in unconsolidated affiliates. These adjustments resulted in a decrease in depreciation and amortization expense of $1.0 million, and an increase in equity earnings of $0.3 million from the amounts previously reported in our Form 10-Q for the quarter ended March 31, 2015.

During the three months ended September 30, 2015, we recorded additional measurement-period adjustments to our acquisition date fair values due to the refinement of our valuation models, assumptions and inputs. In accordance with ASU 2015-16, we have recognized these measurement-period adjustments in the current reporting period, with the effect on the Consolidated Statements of Operations resulting from the change to the provisional amounts calculated as if the acquisition had been completed at February 27, 2015. During the three months ended September 30, 2015, the acquisition date fair value of property, plant and equipment increased by $9.9 million, investments in unconsolidated affiliates increased by $5.5 million, intangible assets decreased by $5.0 million, current liabilities increased by $2.4 million, other assets decreased by $1.0 million, and other current assets decreased by $0.6 million, which resulted in a decrease in goodwill of $6.4 million. These adjustments resulted in increased revenues of $0.6 million, a reduction of operating expenses of $1.9 million, depreciation and amortization expense of $0.1 million and equity losses of $0.1 million recorded in the three months ended September 30, 2015, which under the prior accounting standard would have been reflected in previous reporting periods.

During the three months ended December 31, 2015, we recorded additional measurement-period adjustments to our acquisition date fair values due to the refinement of our valuation models, assumptions and inputs, as well as adjustments to previously reported preliminary fair values as a result of our review procedures over the development and application of inputs, assumptions and calculations used in cash-flow based fair value measurements associated with business combinations not operating as designed (see Note 2 – Basis of Presentation). We have recognized these adjustments in the current reporting period, with the effect on the Consolidated Statements of Operations resulting from the change to the provisional amounts calculated as if the acquisition had been completed at February 27, 2015. During the three months ended December 31, 2015, the acquisition date fair value of intangible assets increased $155.9 million, noncontrolling interest in subsidiaries increased $103.5 million, other long-term liabilities increased $110.1 million, property, plant and equipment decreased by $86.2 million, investments in unconsolidated affiliates decreased by $5.2 million, deferred tax liabilities increased by $5.0 million, current liabilities increased by $1.3 million, other assets decreased by $0.1 million and other current assets decreased by $0.1 million, which resulted in an increase in goodwill of $155.6 million. These adjustments resulted in depreciation and amortization expenses of $2.0 million, a net decrease to interest expense of $26.2 million, equity earnings of $0.2 million, and a reduction of general and administrative expenses of $0.4 million, recorded in the three months ended December 31, 2015, which under the prior accounting standard would have been reflected in previous reporting periods.

The valuation of the acquired assets and liabilities was prepared using fair value methods and assumptions including projections of future production volumes and cash flows, benchmark analysis of comparable public companies, expectations regarding customer contracts and relationships, and other management estimates. The fair value measurements of assets acquired and liabilities assumed are based on inputs that are not observable in the market and therefore represent Level 3 inputs, as defined in Note 15 – Fair Value Measurements. These inputs require significant judgments and estimates at the time of valuation.

The excess of the purchase price over the value of net assets acquired was approximately $707.0 million, which was recorded as goodwill. The determination of goodwill is attributable to the workforce of the acquired business and the expected synergies with us. The goodwill is expected to be amortizable for tax purposes.

The fair value of assets acquired includes trade receivables of $178.1 million. The gross amount due under contracts is $178.1 million, all of which is expected to be collectible. The fair value of assets acquired includes receivables of $3.0 million reported in current receivables and $4.5 million reported in other long-term assets related to a contractual settlement with a counterparty.

See Note 9 - Debt Obligations for additional disclosures regarding related financing activities associated with the Atlas mergers.

Mandatorily Redeemable Preferred Interests

Acquired other long-term liabilities include $109.3 million related to mandatorily redeemable preferred interests held by our partner in two joint ventures (see Note 10 – Other Long-Term Liabilities).

Contingent Consideration

A liability arising from the contingent consideration for APL’s previous acquisition of a gas gathering system and related assets has been recognized at fair value. APL agreed to pay up to an additional $6.0 million if certain volumes are achieved on the acquired gathering system within a specified time period. The fair value of the remaining contingent payment is recorded within other long term liabilities on our Consolidated Balance Sheets. The range of the undiscounted amount that we could pay related to the remaining contingent payment is between $0.0 and $6.0 million. We finalized our acquisition analysis and modeling of this contingent liability during the three months ended June 30, 2015, which resulted in an acquisition date fair value of $4.2 million. Any future change in the fair value of this liability will be included in earnings.

Replacement Restricted Stock Units (“RSUs”)

In connection with the ATLS merger, we awarded RSUs in accordance with and as required by the Atlas Merger Agreements to those APL employees that who became Targa employees after the acquisition. The vesting dates and terms remained unchanged from the existing ATLS awards, and will vest over the remaining terms of the awards, which are either 25% per year over the original four year term or 25% after the third year of the original term and 75% after the fourth year of the original term.

Each RSU will entitle the grantee to one common share on the vesting date and is an equity-settled award. The RSUs include dividend equivalents. When we declare and pay cash dividends, the holders of RSUs will be entitled within 60 days to receive cash payment of dividend equivalents in an amount equal to the cash dividends the holders would have received if they were the holders of record on the record date of the number of our common shares related to the RSUs.

The fair value of the RSUs was based on the closing price of our common shares at the close of trading on February 27, 2015. The fair value was allocated between the pre-acquisition and post-acquisition periods to determine the amount to be treated as purchase consideration and future compensation expense, respectively. Compensation cost will be recognized in general and administrative expense over the remaining service period of each award.

Replacement Phantom Units

In connection with the APL merger, the Partnership awarded replacement phantom units in accordance with and as required by the Atlas Merger Agreements to those APL employees who became Targa employees after the acquisition. The vesting dates and terms remained unchanged from the existing APL awards, and will vest over the remaining terms of the awards, which are either 25% per year over the original four year term or 33% per year over the original three year term.

Each replacement phantom unit will entitle the grantee to one common unit on the vesting date and is an equity-settled award. The replacement phantom units include distribution equivalent rights (“DERs”). When the Partnership declares and pays cash distributions, the holders of replacement phantom units will be entitled within 60 days to receive cash payment of DERs in an amount equal to the cash distributions the holders would have received if they were the holders of record on the record date of the number of the Partnership’s common units related to the replacement phantom units.

The fair value of the replacement phantom units was based on the closing price of the Partnership’s units at the close of trading on February 27, 2015. The fair value was allocated between the pre-acquisition and post-acquisition periods to determine the amount to be treated as purchase consideration and compensation expense, respectively. Compensation cost will be recognized in general and administrative expense over the remaining service period of each award.

Goodwill

We recognized goodwill at a fair value of approximately $707.0 million associated with the Atlas mergers as of the acquisition date on February 27, 2015. Goodwill has been attributed to the WestTX, SouthTX and SouthOK reporting units in our Gathering and Processing segment. As a result, any level of decrease in the forecasted cash flows from the date of acquisition would likely result in the fair value of the reporting unit to fall below the carrying value of the reporting unit, and could result in an assessment of whether that reporting unit’s goodwill could be impaired.

As described in Note 3 – Significant Accounting Policies, we evaluate goodwill for impairment at least annually on November 30, or more frequently if we believe necessary based on events or changes in circumstances. As of February 29, 2016, the date these financial statements were issued, we had not completed our November 30, 2015 impairment assessment. Based on the results of our preliminary evaluation, we recorded a provisional goodwill impairment of $290.0 million during the fourth quarter of 2015. The provisional goodwill impairment is included as an impairment in our Consolidated Statements of Operations for the year ended December 31, 2015, and reduces the carrying value of goodwill to $417.0 million as of December 31, 2015. The provisional goodwill impairment recorded reflects that goodwill impairment is probable; a provisional impairment amount can be reasonably estimated and recognizes the provisional amount in these financial statements as the best estimate of the impairment at the filing date of these financial statements. The impairment of goodwill is primarily due to the effects of lower commodity prices, and a higher cost of capital for companies in our industry compared to conditions in February 2015 when we acquired Atlas.

Our evaluation as of November 30, 2015 utilizes the income approach (a discounted cash flow analysis (“DCF”)) to estimate the fair values of our reporting units. The future cash flows for our reporting units is based on our estimates, at that time, of future revenues, income from operations and other factors, such as working capital and capital expenditures. We take into account current and expected industry and market conditions, commodity pricing and volumetric forecasts in the basins in which the reporting units operate. The discount rates used in our DCF analysis are based on a weighted average cost of capital determined from relevant market comparisons.

The provisional goodwill impairment recognized is based on our progress in completing the goodwill impairment analysis. As of the filing date of these financial statements, we have (a) completed the calculations of estimated future cash flows based on commodity pricing, volumetric and capital spending forecasts; (b) determined that other long-lived assets in our reporting units that contain goodwill are not impaired; (c) determined an appropriate weighted average cost of capital based on relevant market comparisons, which is the basis of the discount rate used in our DCF analysis; (d) substantially completed the valuations of intangible assets; and (e) have made initial estimates of the fair values of tangible assets. We are in the process of finalizing the review of certain tangible assets and the mandatorily redeemable preferred interests’ valuations, and the final outcome of these valuations could impact the implied fair value of goodwill in our reporting units and consequently the ultimate amount of impairment. Any material difference between the provisional amount of goodwill impairment and the final impairment will be recognized in our first quarter 2016 financial statements once final valuations are complete.

Changes in the gross amounts of our goodwill and impairment loss for the year ended December 31, 2015 are as follows:

		December 31, 2015
	WestTX	SouthTX	SouthOK	Total
Beginning of period	$—	$—	$—	$—
Acquisition	364.5	160.3	182.2	707.0
Impairment	(37.6)	(70.2)	(182.2)	(290.0)

Goodwill	$326.9	$90.1	$—	$417.0

The sustained decrease and uncertain outlook in commodity prices have adversely impacted our customers and their future capital and operating plans. A continued or prolonged period of lower commodity prices could result in further deterioration of reporting unit fair values and potential further impairment charges.

Subsequent Event - TRC Acquisition of TRP

On February 17, 2016, we completed the previously announced transactions contemplated by the TRC/TRP Merger Agreement pursuant to which we acquired indirectly all of the outstanding TRP common units that we and our subsidiaries did not already own. Upon the terms and conditions set forth in the TRC/TRP Merger Agreement, Merger Sub merged with and into TRP, with TRP continuing as the surviving entity and as a subsidiary of TRC.

At the effective time of the TRC/TRP Merger, each outstanding TRP common unit not owned by us or our subsidiaries was converted into the right to receive 0.62 shares of our common stock. No fractional shares were issued in the TRC/TRP Merger, and TRP common unitholders instead received cash in lieu of fractional shares. We issued 104,525,775 of our common shares to third-party unitholders of the common units of the Partnership in exchange for all of the 168,590,008 outstanding common units of the Partnership that we previously did not own

As we control the Partnership and will continue to control it after the TRC/TRP Merger, the changes in our ownership interest in the Partnership will be accounted for as an equity transaction and no gain or loss will be recognized in our consolidated statements of income resulting from the TRC/TRP Merger. In addition, the tax effects of the TRC/TRP Merger will be reported as adjustments to our additional paid-in capital.

Pro Forma Impact of TRC Acquisition of TRP on Consolidated Balance Sheet

Following is certain pro forma financial position information that gives effect to the TRC/TRP merger by applying pro forma adjustments to the historical audited consolidated financial statements of TRC. The unaudited pro forma condensed Consolidated Balance Sheet of TRC as of December 31, 2015 has been prepared to give effect to the TRC/TRP Merger as if it had occurred on December 31, 2015.

Under SEC regulations, pro forma adjustments to TRC’s Consolidated Balance Sheet are limited to those that give effect to events that are directly attributable to the TRC/TRP Merger and the Atlas mergers and are factually supportable regardless of whether they have a continuing impact or are nonrecurring. The pro forma adjustments are based on the account balances as of the pro forma balance sheet date, which will change between the pro forma balance sheet date and the closing date of the TRC/TRP Merger.

The unaudited pro forma adjustments are based on available preliminary information and certain assumptions that TRC believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated balance sheet is presented for illustrative purposes only and is not necessarily indicative of the results that might have occurred had the TRC/TRP Merger taken place on December 31, 2015 for balance sheet purposes and is not intended to be a projection of future results. Actual results may vary significantly from the results reflected because of various factors.

TARGA RESOURCES CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2015

(In millions)

	TRC Historical	Pro Forma Adjustments			TRC Pro Forma
ASSETS
Current assets	$920.0	$			$920.0
Property, plant and equipment, net	9,702.7		—		9,702.7
Goodwill	417.0		—		417.0
Intangible assets, net	1,810.1		—		1,810.1
Other long-term assets	361.2		—		361.2

Total assets	$13,211.0		$—		$13,211.0

LIABILITIES AND OWNERS’ EQUITY
Current liabilities	$881.6		$16.0	(a)	$899.4
			1.8	(c)
Long-term debt	5,718.8		—		5,718.8
Deferred income taxes, net	177.8		952.0	(b)	1,123.9
			(5.9	)(a)
Other long-term liabilities	182.6		1.3	(c)	183.9

Owners’ equity:
Targa Resources Corp. stockholders’ equity:
Common stock	0.1		0.1		0.2
Additional paid-in capital	1,457.4		3,358.4	(d)	4,815.8

Retained earnings	26.9		(3.1	)(c)	23.8
Accumulated other comprehensive income (loss)	5.7		48.1	(d)	53.8
Treasury stock, at cost	(28.7)		—		(28.7)

Total Targa Resources Corp. stockholders’ equity	1,461.4		3,403.5		4,864.9
Noncontrolling interests in subsidiaries	4,788.8		(4,368.7	)(d)	420.1

Total owners’ equity	6,250.2		(965.2)		5,285.0

Total liabilities and owners’ equity	$13,211.0		$—		$13,211.0

The unaudited pro forma consolidated balance sheet amounts have been calculated after applying our accounting policies, and making the following adjustments:

(a)	Reflects estimated transaction costs of $16.0 million of advisory and legal services, and other professional fees expected to be paid in 2015 and 2016, as well as $5.9 million of related deferred tax. As the TRC/TRP Merger involves the acquisition of noncontrolling interests accounted for as an equity transaction, these costs will be recognized as an adjustment to additional paid-in capital, net of the estimated tax benefit, upon exchange of securities at closing.
(b)	Reflects the estimated impact on deferred income taxes resulting from the TRC/TRP Merger using TRC’s statutory federal and state tax rate of 37.11%. The amount reflects a net adjustment of $952.0 million to deferred income taxes, which relates to the effects of the change in ownership as a result of the TRC/TRP Merger, resulting in a deferred tax liability. The deferred income tax impact is an estimate based on preliminary information and assumptions, including variability in share and unit market prices of TRC and TRP.
(c)

Reflects the revaluation of each outstanding cash-settled performance unit award granted pursuant to the Targa Resources Corp. Long-Term Incentive Plan, which were based generally on the TRP common unit price performance relative to its peer group (a market condition), and will be converted and restated into a cash-settled award, pursuant to the same time-based vesting schedule but without application of any performance factor relating to TRP common units, based on the common share price of TRC determined by multiplying the number of performance units denominated in each TRP Performance Unit Award immediately prior to the effective time of the TRC/TRP Merger by the Exchange Ratio, rounding down to the nearest whole share. This modification of the liability-classified awards resulted in revaluation as of the pro forma balance sheet date as the removal of the market condition is reflected in the fair value of the award.

(d)	The TRC/TRP Merger, which involves a change in TRC’s ownership interests in its subsidiary TRP, has been accounted for as an equity transaction in accordance with ASC 810. As described in Note (b), the TRC/TRP Merger resulted in the recognition of a deferred tax liability totaling $952.0 million. This tax impact is presented as a decrease to additional paid-in capital consistent with the accounting for tax effects of transactions with noncontrolling interests:

	Common Shares	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income (loss)	TRC’s stockholders’ equity	Noncontrolling interests (1)	Total owners’ equity
TRC shares issued for the Merger	$0.1	$1,803.0	$—	$—	$1,803.1	$(4,368.7)	$(2,565.6)
Impact of NCI acquisition on TRC owners’ equity	—	2,488.0	—	77.6	2,565.6	—	2,565.6
Deferred tax adjustments	—	(922.5)	—	(29.5)	(952.0)	—	(952.0)
Transaction costs, net of tax (see Note (a))	—	(10.1)	—	—	(10.1)	—	(10.1)

Total pro forma adjustments	$0.1	$3,358.4	$—	$48.1	$3,406.6	$(4,368.7)	$(962.1)

(1)	Reflects the December 31, 2015 book value of the publicly held interests in TRP.